UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2014

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)
(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Coca-Cola Enterprises, Inc. has approved a new form restricted stock unit award agreement under the Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan (As Amended Effective February 7, 2012). This form agreement is applicable to awards of restricted stock units granted after 2013 to senior officers that reside in the United Kingdom.

Item 9.01 Financial Statements and Exhibits
(a) Not Applicable.
(b) Not Applicable.
(c) Not Applicable.
(d) Exhibits

EXHIBIT
NUMBER          DESCRIPTION

10.1
Form of Restricted Stock Unit Award Agreement for Senior Officers in the United Kingdom for awards made after 2013 in connection with the Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan (As Amended Effective February 7, 2012).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: March 3, 2014	By:	/s/ Suzanne N. Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Assistant Secretary and Deputy General Counsel

EXHIBIT LIST

EXHIBIT
NUMBER         DESCRIPTION

10.1
Form of Restricted Stock Unit Award Agreement for Senior Officers in the United Kingdom for awards made after 2013 in connection with the Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan (As Amended Effective February 7, 2012).

4